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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) May 21, 2001

LIBERTY LIVEWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-1461 (Commission File Number)	13-1679856 (IRS Employer Identification No.)
520 Broadway, Santa Monica, California 90401 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (310) 434-7000

(Former name or former address, if changed from last report)

LIBERTY LIVEWIRE CORPORATION

FORM 8-K

May 21, 2001

TABLE OF CONTENTS

Item 5.	Other Events.	Page 2
Item 7.	Financial Statements and Exhibits.	Page 2

Item 5.  Other Events.

    On May 21, 2001, Liberty Livewire Corporation (NASDAQ: LWIRA) announced the appointment of George C. Platisa to the position of Executive Vice President and Chief Financial Officer. Mr Platisa joins Livewire from Broadband Sports, where he served as Chief Financial Officer.

    Mr. Platisa replaces Jeffrey J. Marcketta, who has resigned to pursue other business opportunities.

    The press release announcing the appontment is attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.

  (c)
  The following exhibits are filed with the Current Report on Form 8-K:

Exhibit No.	Exhibit

1.	Press Release dated May 21, 2001 in which Liberty Livewire Corporation announces the appointment of George C. Platisa to the position of Executive Vice President and Chief Financial Officer.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

LIBERTY LIVEWIRE CORPORATION (Registrant)
/s/ M. DAVID COTTRELL M. David Cottrell Chief Accounting Officer
May 25, 2001 Date

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LIBERTY LIVEWIRE CORPORATION FORM 8-K May 21, 2001
TABLE OF CONTENTS
  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE